                                                                   EXHIBIT 10.33

               THE SECURITY REPRESENTED BY THIS CERTIFICATE WAS
               ORIGINALLY ISSUED ON SEPTEMBER 1, 2000, AND
               HAS NOT BEEN REGISTERED UNDER THE SECURITIES
               ACT OF 1933, AS AMENDED.


                         ARGOSY EDUCATION GROUP, INC.

                            STOCK PURCHASE WARRANT
                            ----------------------


Date of Issuance:  September 1, 2000                        Certificate No. W-1


          FOR VALUE RECEIVED, Argosy Education Group, Inc., an Illinois corporation (the "Company"), hereby grants to Leeds Equity Associates, L.P. or
                  -------
its assigns (the "Registered Holder") the right to purchase from the Company Two
                  -----------------
Hundred Thousand (200,000) shares of Class A Common at a price per share equal to $6.48 (as adjusted from time to time in accordance herewith, the "Exercise
                                                                     --------
Price").  This Warrant is the warrant issued pursuant to the terms of the
-----
Consulting Agreement, dated of even date herewith (the "Consulting Agreement"),
                                                        --------------------
by and between the Company and Leeds Equity Associates, L.P. Certain capitalized terms used herein are used as defined in Section 3 hereof. Other capitalized terms used herein but not otherwise defined herein shall have the meanings set forth in the Consulting Agreement. The amount and kind of securities obtainable pursuant to the rights granted hereunder and the purchase price for such securities are subject to adjustment pursuant to the provisions contained in this Warrant.

          This Warrant is subject to the following provisions:

     1.   Exercise of Warrant.
          -------------------

          (a)  Exercise Period.  The Registered Holder may exercise, in whole or
               ---------------
in part (but not as to a fractional share of Class A Common), the purchase rights represented by this Warrant at any time and from time to time after the Date of Issuance to and including the date that is seven (7) years after the Date of Issuance (the "Exercise Period").
                       ---------------

          (b)  Exercise Procedure.
               ------------------

               (i) This Warrant shall be deemed to have been exercised when the Company has received all of the following items (the "Exercise
                                                                    --------
          Time"):
          ----

                      (A)   a completed Exercise Agreement, as described in
               Section 1(c) below, executed by the Person exercising all or part of the purchase rights represented by this Warrant (the "Purchaser");
                ---------

                    (B)   this Warrant;

                    (C) if this Warrant is not registered in the name of the Purchaser, an Assignment or Assignments substantially in the form set forth in Exhibit II hereto evidencing the assignment of this
                            ----------
               Warrant to the Purchaser, in which case the Registered Holder shall have complied with the provisions set forth in Section 5 hereof; and

                    (D) either (1) a check payable to the Company in an amount equal to the product of the Exercise Price multiplied by the number of shares of Class A Common being purchased upon such exercise (the "Aggregate Exercise Price"), (2) the surrender to
                              ------------------------
               the Company of debt or equity securities of the Company having a Market Price equal to the Aggregate Exercise Price of the Class A Common being purchased upon such exercise (provided that for purposes of this subparagraph, the Market Price of any note or other debt security or any preferred stock shall be deemed to be equal to the aggregate outstanding principal amount or liquidation value thereof, plus all accrued and unpaid interest thereon or accrued or declared and unpaid dividends thereon), or
               (3) a written notice to the Company that the Purchaser is exercising the Warrant (or a portion thereof) by authorizing the Company to withhold from issuance a number of shares of Class A Common issuable upon such exercise of the Warrant, which when multiplied by the Market Price of the Common Stock is equal to the Aggregate Exercise Price (and such withheld shares shall no longer be issuable under this Warrant).

               (ii) Certificates for shares of Class A Common purchased upon exercise of this Warrant shall be delivered by the Company to the Purchaser within five business days after the date of the Exercise Time. Unless this Warrant has expired, been terminated or all of the purchase rights represented hereby have been exercised, the Company shall prepare a new Warrant, substantially identical hereto, representing the rights formerly represented by this Warrant which have not expired, been terminated or been exercised and shall, within such five-day period, deliver such new Warrant to the Person designated for delivery in the Exercise Agreement.

               (iii) The Class A Common issuable upon the exercise of this Warrant shall be deemed to have been issued to the Purchaser at the Exercise Time, and the Purchaser shall be deemed for all purposes to have become the record holder of such Class A Common at the Exercise Time.

               (iv) The issuance of certificates for shares of Class A Common upon exercise of this Warrant shall be made without charge to the Registered Holder or the Purchaser for any issuance tax in respect thereof or other cost incurred by the Company in connection with such exercise and the related issuance of shares of Class A Common. Each share of Class A Common issuable upon exercise of this Warrant shall, upon payment of the Exercise Price therefor, be fully paid and nonassessable and free from all liens and charges with respect to the issuance thereof.

               (v) The Company shall not close its books against the transfer of this Warrant or of any share of Class A Common issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant. The Company shall from time to time take all such action as may be necessary to assure that the par value per share of the unissued Class A Common acquirable upon exercise of this Warrant is at all times equal to or less than the Exercise Price then in effect.

               (vi) The Company shall assist and cooperate with any Registered Holder or Purchaser required to make any governmental filings or obtain any governmental approvals prior to or in connection with any exercise of this Warrant (including, without limitation, making any filings required to be made by the Company).

               (vii) Notwithstanding any other provision hereof, if an exercise of any portion of this Warrant is to be made in connection with a registered public offering or the sale of the Company, the exercise of any portion of this Warrant may, at the election of the holder hereof, be conditioned upon the consummation of the public offering or sale of the Company in which case such exercise shall not be deemed to be effective until the consummation of such transaction.

               (viii) The Company shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common solely for the purpose of issuance upon the exercise of the Warrant, such number of shares of Class A Common issuable upon the exercise of this Warrant. All shares of Class A Common which are so issuable shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The Company shall take all such actions as may be necessary to assure that all such shares of Class A Common may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Company upon each such issuance). The Company shall not take any action which would cause the number of authorized but unissued shares of Class A Common to be less than the number of such shares required to be reserved hereunder for issuance upon exercise of the Warrant.

     (c)     Exercise Agreement.  Upon any exercise of this Warrant, the
             ------------------
Exercise Agreement shall be substantially in the form set forth in Exhibit I
                                                                   ---------
hereto, except that if the shares of Class A Common are not to be issued in the name of the Person in whose name this Warrant is registered, the Exercise Agreement shall also state the name of the Person to whom the certificates for the shares of Class A Common are to be issued, and if the number of shares of Class A Common to be issued does not include all the shares of Class A Common purchasable hereunder, it shall also state the name of the Person to whom a new Warrant for the unexercised portion of the rights hereunder is to be delivered. Such Exercise Agreement shall be dated the actual date of execution thereof.

          (d) Fractional Shares.  If a fractional share of Class A Common would,
              -----------------
but for the provisions of Section 1(a), be issuable upon exercise of the rights represented by this Warrant, the Company shall, within five business days after the date of the Exercise Time, deliver to the Purchaser a check payable to the Purchaser in lieu of such fractional share in an amount equal to the difference between the Market Price of such fractional share as of the date of the Exercise Time and the Exercise Price of such fractional share.

          (e) Registration Rights.  The Company agrees to register the resale of
              -------------------
the shares of Class A Common issuable upon exercise of this Warrant pursuant to the Securities Act in accordance with the Registration Agreement in the form set forth as Exhibit III attached hereto.
         -----------

     2.   Adjustment of Exercise Price and Number of Shares.  In order to
          -------------------------------------------------
prevent dilution of the rights granted under this Warrant, the Exercise Price shall be subject to adjustment from time to time as provided in this Section 2, and the number of shares of Class A Common obtainable upon exercise of this Warrant shall be subject to adjustment from time to time as provided in this
Section 2.

          (a) Subdivision or Combination of Common Stock.  If the Company at any
              ------------------------------------------
time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of shares of Class A Common obtainable upon exercise of this Warrant shall be proportionately increased. If the Company at any time combines (by reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of shares of Class A Common obtainable upon exercise of this Warrant shall be proportionately decreased.

          (b) Reorganization, Reclassification, Consolidation, Merger or Sale.
              ---------------------------------------------------------------
Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets or other transaction, in each case which is effected in such a way that the holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as "Organic Change." Prior to the consummation of any Organic Change,
              --------------
the Company shall make appropriate provision (in form and substance satisfactory to the Registered Holders of the Warrants representing a majority of the Class A Common obtainable upon exercise of all Warrants then outstanding) to insure that each of the Registered Holders of the Warrants shall thereafter have the right to acquire and receive, in lieu of or in addition to (as the case may be) the shares of Class A Common immediately theretofore acquirable and receivable upon the exercise of such holder's

Warrant, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Class A Common immediately theretofore acquirable and receivable upon exercise of such holder's Warrant had such Organic Change not taken place. In any such case, the Company shall make appropriate provision (in form and substance satisfactory to the Registered Holders of the Warrants representing a majority of the Class A Common obtainable upon exercise of all Warrants then outstanding) with respect to such holders' rights and interests to insure that the provisions of this Section 2 shall thereafter be applicable to the Warrants (including, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is other than the Company, an immediate adjustment of the Exercise Price to the value for the Common Stock reflected by the terms of such consolidation, merger or sale, and a corresponding immediate adjustment in the number of shares of Class A Common acquirable and receivable upon exercise of the Warrants, if the value so reflected is less than the Exercise Price in effect immediately prior to such consolidation, merger or sale). The Company shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor entity (if other than the Company) resulting from consolidation or merger or the entity purchasing such assets assumes by written instrument (in form and substance satisfactory to the Registered Holders of Warrants representing a majority of the Class A Common obtainable upon exercise of all of the Warrants then outstanding), the obligation to deliver to each such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire.

          (c) Certain Events.  If any event occurs of the type contemplated by
              --------------
the provisions of this Section 2 but not expressly provided for by such provisions, then the Company's board of directors shall make an appropriate adjustment in the Exercise Price and the number of shares of Class A Common obtainable upon exercise of this Warrant so as to protect the rights of the holders of the Warrants; provided that no such adjustment shall increase the Exercise Price or decrease the number of shares of Class A Common obtainable as otherwise determined pursuant to this Section 2.

          (d)  Notices.
               -------

               (i) Immediately upon any adjustment of the Exercise Price, the Company shall give written notice thereof to the Registered Holder, setting forth in reasonable detail and certifying the calculation of such adjustment.

               (ii) The Company shall give written notice to the Registered Holder at least 20 days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any pro rata subscription offer to holders of Common Stock, or (C) for determining rights to vote with respect to any Organic Change, dissolution or liquidation.

               (iii) The Company shall also give written notice to the Registered Holders at least 20 days prior to the date on which any Organic Change, dissolution or liquidation shall take place.

     3.   Definitions.  The following terms have meanings set forth below:
          -----------

          "Class A Common" means shares of the Company's Class A Common Stock,
           --------------
par value $0.01 per share; provided that if there is a change such that the securities issuable upon exercise of the Warrants are issued by an entity other than the Company or there is a change in the type or class of securities so issuable, then the term "Class A Common" shall mean one share of the security
                         --------------
issuable upon exercise of the Warrants if such security is issuable in shares, or shall mean the smallest unit in which such security is issuable if such security is not issuable in shares.

          "Common Stock" means, collectively, the Class A Common, the Company's
           ------------
Class B Common Stock, par value $0.01 per share, and any capital stock of any class of the Company hereafter authorized which is not limited to a fixed sum or percentage of par or stated value in respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Company.

          "Market Price" means as to any security the average of the closing
           ------------
prices of such security's sales on all domestic securities exchanges on which such security may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, on such day, or, if on any day such security is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which "Market Price" is being determined and the 20
                                   ------------
consecutive business days prior to such day; provided that if such security is listed on any domestic securities exchange the term "business days" as used in
                                                     -------------
this sentence means business days on which such exchange is open for trading.
If at any time such security is not listed on any domestic securities exchange or quoted in the NASDAQ System or the domestic over-the-counter market, the "Market Price" shall be the fair value thereof determined jointly by the Company
-------------
and the Registered Holders of Warrants representing a majority of the Class A Common purchasable upon exercise of the Warrants then outstanding; provided that if such parties are unable to reach agreement within a reasonable period of time, such fair value shall be determined by an appraiser jointly selected by the Company and the Registered Holders of Warrants representing a majority of the Class A Common purchasable upon exercise of the Warrants then outstanding. The determination of such appraiser shall be final and binding on the Company and the Registered Holders of the Warrants, and the fees and expenses of such appraiser shall be paid by the Company.

          "Options" means any rights or options to subscribe for or purchase
           -------
Common Stock or any stock or securities (directly or indirectly) convertible into or exchangeable for Common Stock.

          "Person" means an individual, a partnership, a joint venture, a
           ------
corporation, a limited liability company, a trust, an unincorporated organization and a government or any department or agency thereof.

          "Securities Act" means the Securities Act of 1933, as amended from
           --------------
time to time.

     4.   No Voting Rights; Limitations of Liability.  This Warrant shall not
          ------------------------------------------
entitle the holder hereof to any voting rights or other rights as a stockholder of the Company. No provision hereof, in the absence of affirmative action by the Registered Holder to purchase Class A Common, and no enumeration herein of the rights or privileges of the Registered Holder shall give rise to any liability of such holder for the Exercise Price of Class A Common acquirable by exercise hereof or as a stockholder of the Company.

     5.   Warrant Transferable.  This Warrant and all rights hereunder are
          --------------------
transferable, in whole or in part, without charge to the Registered Holder, upon surrender of this Warrant with a properly executed Assignment (in the form of
Exhibit II hereto) at the principal office of the Company.
----------

     6.   Warrant Exchangeable for Different Denominations.  This Warrant is
          ------------------------------------------------
exchangeable, upon the surrender hereof by the Registered Holder at the principal office of the Company, for new Warrants of like tenor representing in the aggregate the purchase rights hereunder, and each of such new Warrants shall represent such portion of such rights as is designated by the Registered Holder at the time of such surrender. The date the Company initially issues this Warrant shall be deemed to be the "Date of Issuance" hereof regardless of the
                                   ----------------
number of times new certificates representing the unexpired and unexercised rights formerly represented by this Warrant shall be issued. All Warrants representing portions of the rights hereunder are referred to herein as the

"Warrants."
---------

     7.   Replacement.  Upon receipt of evidence reasonably satisfactory to the
          -----------
Company (an affidavit of the Registered Holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing this Warrant, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Company (provided that if the holder is a financial institution or other institutional investor its own agreement shall be satisfactory), or, in the case of any such mutilation, upon surrender of such certificate, the Company shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the same rights represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

     8.   Notices.  Except as otherwise expressly provided herein, all notices
          -------
referred to in this Warrant shall be in writing and shall be delivered personally, sent by reputable overnight courier service (charges prepaid) or sent by registered or certified mail, return receipt requested, postage prepaid and shall be deemed to have been given when so delivered, sent or deposited in the U.S. Mail (i) to the Company, at its principal executive offices, and (ii) to the Registered Holder of this Warrant, at such holder's address as it appears in the records of the Company (unless otherwise indicated by any such holder).

     9.   Amendment and Waiver.  Except as otherwise provided herein, the
          --------------------
provisions of this Warrant may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Registered Holders of Warrants representing a majority of the shares of Class A

Common obtainable upon exercise of this Warrant; provided that no such action may change the Exercise Price of the Warrants or the number of shares or class of stock obtainable upon exercise of the Warrant without the written consent of the Registered Holders of Warrants representing at least 67% of the shares of Class A Common obtainable upon exercise of the Warrants.

     10.  Descriptive Headings.  The descriptive headings of the several
          --------------------
Sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.

     11.  Governing Law.  All questions concerning the construction, validity,
          -------------
enforcement and interpretation of this Warrant shall be governed by the internal law of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.



                              *     *     *     *

          IN WITNESS WHEREOF, the Company has caused this Warrant to be signed and attested to by its duly authorized officers and to be dated the Date of Issuance hereof.


                                        ARGOSY EDUCATION GROUP


                                        By: /s/ Michael C. Markovitz
                                           -------------------------
                                        Its: Chairman of the Board
                                             -----------------------


Attest:

/s/ James Otten
-------------------------
Name:  James Otten
Title: President

                                                                       EXHIBIT I


                              EXERCISE AGREEMENT
                              ------------------


To:                                     Dated:

          The undersigned, pursuant to the provisions set forth in the attached Warrant (Certificate No. W-[___]), hereby agrees to subscribe for the purchase of [___] shares of the Class A Common covered by such Warrant and makes payment herewith in full therefor at the price per share provided by such Warrant.


                                   Signature ____________________

                                   Address ______________________

                                                                      EXHIBIT II

                                  ASSIGNMENT
                                  ----------


          FOR VALUE RECEIVED, [_____] hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (Certificate No. W- [___]) with respect to the number of shares of the Class A Common covered thereby set forth below, unto:

Names of Assignee          Address                      No. of Shares
-----------------          -------                      -------------



Dated:                             Signature  _______________________

                                              _______________________

                                   Witness    _______________________

                                                                     EXHIBIT III

                            REGISTRATION AGREEMENT
                            ----------------------


                                [See attached.]